DEFERRED REVENUE	12 Months Ended
Dec. 31, 2020
Disclosure of revenue from contracts with customers [Abstract]
DEFERRED REVENUE	DEFERRED REVENUE
On January 15, 2019, the Company entered into a forward gold sale arrangement (the “Arrangement”) with a syndicate of banks whereby the Company received a cash prepayment of $169.8 million in exchange for delivering 12,500 ounces of gold per month in 2022, with a gold floor price of $1,300 per ounce and a cap price of $1,500 per ounce.
The Arrangement has been accounted for as a contract in the scope of IFRS 15 Revenue from Contracts with Customers whereby the cash prepayment has been recorded as deferred revenue in the Consolidated balance sheets and will be recognized as revenue when deliveries are made. The prepayment represents a payment of the floor price of $1,300 per ounce. If the spot price on delivery of the gold ounces exceeds $1,300 per ounce, the Company will receive the difference between the spot price and $1,300 per ounce in cash, capped at $1,500 per ounce, which also will be recognized as revenue when the gold is delivered.
An interest cost, representing the significant financing component of the cash prepayment, is recognized as part of finance costs.
The following table summarizes the change in deferred revenue:

	Notes
Balance, January 1, 2019		$—
Prepayment from customers		169.8
Finance costs	32	0.7
Balance, December 31, 2019		$170.5
Finance costs	32	9.3
Balance, December 31, 2020		$179.8